PlanRock Alternative Growth ETF

PRAE

A series of Northern Lights Fund Trust III

Supplement dated September 1, 2026

to the Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”)

each dated February 1, 2026

Effective September 14, 2026, PlanRock Alternative Growth ETF will change its name to “PlanRock Equity Plus Alternatives ETF.”

In accordance with this change, the last sentence of each paragraph immediately under the heading “Principal Investment Strategies” on page 1 and 5 of the Prospectus is replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of equities and alternative investments, such as equity index futures, commodities and currencies that represent equity market segments.

Effective immediately, the address of PlanRock Investment Management LLC, the advisor to the Fund (the “Advisor”) is: 109 Westpark Drive, Suite 105, Brentwood, TN 37027. All references to the Advisor’s prior address in the Summary Prospectus, Prospectus and Statement of Additional Information should be disregarded.

_________________________________

This Supplement and the Prospectus and SAI dated February 1, 2026, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund toll-free at 1 800-677-6025.

Please retain this Supplement for future reference.